UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 4, 2010
 (Date of earliest event reported)

LaserCard Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 N. Shoreline Boulevard, Mountain View, California 94043
(Addresses of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 969-4428

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01  Financial Statements and Exhibits.

Signatures

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers.

On January 4, 2010, Registrant entered into Executive Employment Agreements with Christopher J. Dyball, its Chief Operating Officer, and Steven G. Larson, its Chief Financial Officer, having two-year terms.  The following description of these agreements is qualified in its entirety by the provisions of the agreements, which are filed herewith as Exhibits 10.1 and 10.2, respectively.  Under these agreements, if the employment of either officer were terminated by Registrant without cause or if either officer resigned for good reason, then Registrant would provide such officer with one year of separation pay at his then current base salary, payable monthly, along with Registrant continuing to pay its portion of the officer’s health care insurance during the COBRA period for up to 18 months.  In addition, the officer would be entitled to a prorated portion of the larger of the officer’s target bonus for the year of termination or the average of the officer’s annual bonuses for the previous three years.  In order to receive these severance benefits, such officer would need to provide Registrant with a full release of claims and transition assistance and comply with certain restrictive covenants set forth in the agreement.  Under these agreements, if the Registrant was to be acquired and the officer did not resign within four months of such acquisition, then all of the officer’s unvested options and restricted stock would vest.  In addition, if the Registrant acquired a company and either an employee at such company took the officer’s position within three months after such acquisition, or the Registrant decided to hire a new person to fill the officer’s position within six months after such acquisition, then all of the officer’s unvested options and restricted stock would vest in full if the officer resigned or was terminated within the following two months for any or no reason.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

10.1	Employment Agreement, dated as of January 4, 2010, by and between LaserCard Corporation and Christopher J. Dyball

10.2	Employment Agreement, dated as of January 4, 2010, by and between LaserCard Corporation and Steven G. Larson

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 8th day of January, 2010.

LaserCard Corporation
(Registrant)

By: /s/ Robert T. DeVincenzi
Robert T. DeVincenzi
President and Chief Executive Officer